                                                                    Exhibit 99.1


                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



CASE NAME:      NATIONAL STEEL CORPORATION, ET AL.

CASE NO:        02-08697 THROUGH 02-08738



                      DECLARATION UNDER PENALTY OF PERJURY

I, Kirk A. Sobecki, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.



                               /s/ Kirk A. Sobecki
                               ------------------------------------------------
                               For the Debtor In Possession

                               Kirk A. Sobecki
                               Senior Vice President and Chief Financial Officer




DATED:  February 13, 2003

                                                                    Exhibit 99.1


U.S. TRUSTEE MONTHLY OPERATING REPORT
December 1, 2002 to December 31, 2002


I.      National Steel Corporation Unaudited Combined Financial Statements
    A.  Combined Statement of Operations for month ended December 31, 2002
    B.  Combined Balance Sheet as of December 31, 2002
    C.  Combined Statement of Cash Flows for the month ended December 31, 2002
    D.  Notes to the Unaudited Combined Financial Statements

II.     Schedule of Disbursements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF OPERATIONS
(In Millions of Dollars)
(Unaudited)


                                                               Month Ended
                                                               December 31,
                                                                  2002
                                                             ---------------

Net Sales                                                       $  200.0

Cost of products sold                                              215.5
Selling, general and administrative expense                          4.4
Depreciation                                                        12.7
Equity income of affiliates                                         (0.1)
Unusual item                                                        (6.9)
                                                             ---------------
    Loss from Operations before Reorganization Items               (25.6)

Reorganization items                                                28.5
Financing costs                                                      0.9
                                                             ---------------
    Loss before Income Taxes                                       (55.0)

Income tax expense                                                  (5.5)
                                                             ---------------

Net Loss                                                        $  (49.5)
                                                             ===============


See notes to the combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED BALANCE SHEET
(In Millions of Dollars)
(Unaudited)

                                                               December 31,
                                                                   2002
                                                             ----------------
ASSETS

Current assets

    Cash and cash equivalents                                    $    1.0
    Receivables--net                                                222.1
    Inventories--net                                                405.5
    Deferred tax assets                                               4.7
    Other                                                            41.2
                                                             ----------------
       Total current assets                                         674.5
Investments in affiliated companies                                  13.7
Property, plant and equipment, net                                1,251.8
Deferred tax assets                                                  43.3
Intangible pension asset                                            108.8
Other assets                                                        109.8
                                                             ----------------
                                                                 $2,201.9
                                                             ================

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities

    Accounts payable                                             $  131.1
    Salaries, wages, benefits and related taxes                      89.2
    Property taxes                                                   24.2
    Other accrued liabilities                                        56.0
                                                             ----------------
       Total current liabilities                                    300.5

Debtor-in-possession financing                                      128.5
Other long-term liabilities                                          (1.3)

Liabilities subject to compromise                                 2,646.4

Stockholders' deficit
    Common Stock - par value $.01:
       Class A - authorized 30,000,000 shares, issued
          and outstanding 22,100,000                                  0.2
       Class B - authorized 65,000,000 shares; issued
          21,188,240; outstanding 19,188,240                          0.2
Additional paid-in-capital                                          491.8
Retained deficit                                                   (524.1)
Treasury stock, at cost:  2,000,000 shares                          (16.3)
Accumulated other comprehensive loss:
    Unrealized loss on derivative instruments                          --
    Minimum pension liability                                      (824.0)
                                                             ----------------
    Total stockholders' deficit                                    (872.2)
                                                             ----------------
                                                                 $2,201.9
                                                             ================


See notes to the combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
COMBINED STATEMENT OF CASH FLOWS
(In Millions of Dollars)
(Unaudited)


                                                                Month Ended
                                                                December 31,
                                                                   2002
                                                             ----------------
Cash Flows from Operating Activities
Net loss                                                         $  (49.5)
Adjustments to reconcile net loss to net cash
   provided by operating activities:
       Depreciation                                                  12.7
       Reorganization items                                          28.5
       Unusual item                                                  (6.9)
       Deferred income taxes                                         (0.3)
Changes in assets and liabilities:
       Receivables--trade                                            20.5
       Inventories                                                  (23.6)
       Accounts payable                                             (17.2)
       Pension liability                                              2.7
       Postretirement benefits                                        2.4
       Accrued liabilities                                          (12.1)
       Other                                                         (0.6)
                                                             ----------------
Net Cash Provided by Operating Activities
   Before Reorganization Items                                      (43.4)

Reorganization items (excluding non-cash charges)                    (2.3)
                                                             ----------------
Net Cash Provided by Operating Activities                           (45.7)

Cash Flows from Investing Activities
Purchases of property and equipment                                  (9.8)
Net proceeds from settlement                                          0.2
                                                             ----------------
Net Cash Used in Investing Activities                                (9.6)

Cash Flows from Financing Activities
Borrowings--net                                                      56.9
Debt repayments                                                      (2.4)
                                                             ----------------
Net Cash Used in Financing Activities                                54.5
                                                             ----------------

Net Decrease in Cash and Cash Equivalents                            (0.8)
Cash and cash equivalents at the beginning of the period              1.8
                                                             ----------------
Cash and cash equivalents at the end of the period               $    1.0
                                                             ================


See notes to the combined financial statements

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO THE COMBINED FINANCIAL STATEMENTS


NOTE 1 -- BASIS OF PRESENTATION

The accompanying combined financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business and do not reflect adjustments that might result if the Debtors are unable to continue as a going concern. As a result of National Steel Corporation (the "Company") and forty-one of its domestic subsidiaries (collectively the "Debtors") filing for relief under Chapter 11 of Title 11 of the United States Code, however, such matters are subject to significant uncertainty.

The Debtor's financial statements presented herein, have been prepared in conformity with the AICPA's Statement of Position No. 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code, issued November 19, 1990 ("SOP 90-7"). SOP 90-7 requires a segregation of liabilities subject to compromise by the Court as of the filing date and identification of all transactions and events that are directly associated with the reorganization of the Company. Certain majority owned subsidiaries of the Company have been excluded from the financial results, as they were not included in the Chapter 11 filings. Total assets for these entities were $6.8 million as of December 31, 2002 and the net loss was $0.6 million for the month ended December 31, 2002.

Preparation of the combined financial statements for the month ended December 31, 2002 requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenue and expense during the applicable periods. Actual results could differ from those estimates.

The financial results presented for the month ended December 31, 2002 are not necessarily indicative of results of operations for the full year. The Quarterly Report of NSC on Form 10-Q for the quarter ended September 30, 2002 and the Annual Report of NSC on Form 10-K for the year ended December 31, 2001 contains additional information and should be read in conjunction with this report.


NOTE 2 -- REORGANIZATION ITEMS

Reorganization items are comprised of items of income, expense and loss that were realized or incurred by the Company as a result of its decision to reorganize under Chapter 11 of the Bankruptcy Code. The following summarizes the reorganization charges provided by the Company:

                                                           Month Ended
                                                           December 31,
                                                               2002
                                                         ---------------
          Professional and other fees                       $   2.7
          Provision for potential additional costs on
            long-term agreements                               26.1
          Vendor settlement                                    (0.4)
          Other                                                 0.1
                                                         ---------------
                                                            $  28.5
                                                         ===============

                                                                    Exhibit 99.1

NATIONAL STEEL CORPORATION AND SUBSIDIARIES
CASE NOS: 02-08697 THROUGH 02-08738
DEBTOR-IN-POSSESSION AS OF MARCH 6, 2002
NOTES TO THE COMBINED FINANCIAL STATEMENTS


NOTE 3 -- INTEREST EXPENSE

Interest at the stated contractual amount on unsecured and undersecured debt that was not charged to earnings for the month ended December 31, 2002 was approximately $4.1 million.


NOTE 4 -- LIABILITIES SUBJECT TO COMPROMISE

The principal categories of claims classified as liabilities subject to compromise under reorganization proceedings are identified below. All amounts below may be subject to future adjustment depending on Court action, further developments with respect to disputed claims, or other events. Additional claims may arise resulting from rejection of additional executory contracts or unexpired leases by the Company. Under an approved final plan of reorganization, these claims may be settled at amounts substantially less than their allowed amounts.

Recorded liabilities subject to compromise under the Chapter 11 proceedings consisted of the following:

                                                           December 31,
                                                               2002
                                                         ---------------
      Accounts payable                                     $    154.3
      Short-term borrowings                                     100.0
      Salaries, wages, benefits and related taxes               112.0
      Pension liabilities                                       223.8
      Minimum pension liabilities                               932.8
      Property taxes                                             46.3
      Income taxes                                                1.8
      Other accrued liabilities                                  65.1
      Long-term obligations                                     511.6
      Postretirement benefits other than pensions               403.8
      Other long-term liabilities                                94.9
                                                         ---------------
                                                           $  2,646.4
                                                         ===============


Pursuant to the terms of the Company's Secured Super Priority Debtor in Possession Credit Agreement ("DIP Facility"), as approved by the Court, all cash received by the Company was first applied to outstanding claims under the previously existing Credit Agreement and after all such claims have been paid, to outstanding obligations under the DIP Facility. During April, all outstanding claims under the previously existing Credit Agreement were paid. All outstanding borrowings under the DIP Facility are shown under the caption "Debtor-in-possession financing" on the Combined Balance Sheet.

                                                                    Exhibit 99.1

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: National Steel Corporation, et al.    CASE NOs: 02-08697 through 02-08738
           ----------------------------------              -------------------------

                           SCHEDULE OF DISBURSEMENTS

                                                                Month Ended
                                                                December 31,
  Case No.                                                          2002
------------                                                 ------------------

  02-08699   National Steel Corporation (Delaware)            $    258,544,291
  02-08697   Granite City Steel Company                                      0
  02-08698   National Materials Procurement Corporation                      0
  02-08738   National Steel Corporation (New York)                           0
  02-08700   American Steel Corporation                                      0
  02-08704   D.W. Pipeline Corporation                                       0
  02-08707   Granite Intake Corporation                                      0
  02-08713   Great Lakes Steel Corporation                                   0
  02-08715   The Hanna Furnace Corporation                                   0
  02-08719   Hanna Ore Mining Corporation                                    0
  02-08723   Ingleside Channel & Dock Co.                                    0
  02-08728   Ingleside Holdings L.P.                                         0
  02-08731   Ingleside Point Corporation                                     0
  02-08737   Liberty Pipe and Tube, Inc.                                     0
  02-08701   Mid-Coast Minerals Corporation                                  0
  02-08705   Midwest Steel Corporation                                       0
  02-08710   NS Holdings Corporation                                     1,593
  02-08714   NS Land Company                                                 0
  02-08717   NS Technologies, Inc.                                           0
  02-08721   NSC Realty Corporation                                          0
  02-08726   NSL, Inc.                                               2,148,516
  02-08729   Natcoal, Inc.                                                   0
  02-08732   National Acquisition Corporation                                0
  02-08735   National Caster Acquisition Corporation                         0
  02-08736   National Caster Operating Corporation                           0
  02-08702   National Casting Corporation                                    0
  02-08706   National Coal Mining Company                                    0
  02-08709   National Coating Limited Corporation                            0
  02-08711   National Coating Line Corporation                               0
  02-08716   National Mines Corporation                                      0
  02-08720   National Ontario Corporation                                    0
  02-08724   National Ontario II, Limited                                    0
  02-08725   National Pickle Line Corporation                                0
  02-08733   National Steel Funding Corporation                              0
  02-08703   National Steel Pellet Company                           4,972,764
  02-08708   Natland Corporation                                             0
  02-08712   Peter White Coal Mining Corp.                                   0
  02-08718   ProCoil Corporation                                     1,445,968
  02-08722   Puritan Mining Company                                          0
  02-08727   Rostraver Corporation                                           0
  02-08730   Skar-Ore Steamship Corporation                                  0
  02-08734   The Teal Lake Iron Mining Company                               0
                                                             ------------------
                                                              $    267,113,132
                                                             ==================